Exhibit 10.5

AMENDMENT NO. 1

to

THIRD AMENDED AND RESTATED CREDIT AGREEMENT (FIVE-Year Facility)

This AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (FIVE-YEAR FACILITY), dated as of August 31, 2023, is entered into by and among:

(i)             Caterpillar Inc. (“Caterpillar”);

(ii)            Caterpillar Financial Services Corporation (“CFSC”);

(iii)           Caterpillar Finance Kabushiki Kaisha (“CFKK”);

(iv)           Caterpillar International Finance Designated Activity Company (“CIF” and together with Caterpillar, CFSC and CFKK, the “Borrowers”);

(v)            the Banks party to the Existing Credit Agreement referenced below (collectively, the “Banks”); and

(vi)           Citibank, N.A., as Agent (the “Administrative Agent”) under the Existing Credit Agreement.

PRELIMINARY STATEMENTS

The Borrowers, the Banks and the Agent are parties to the Third Amended and Restated Credit Agreement (Five-Year Facility) dated as of September 1, 2022 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”).

The Borrowers have requested that the Existing Credit Agreement be amended as hereinafter set forth.

The Existing Credit Agreement, as amended by this Amendment, is referred to herein as the “Amended Credit Agreement”.

In consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

SECTION 1.         Defined Terms. Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Amended Credit Agreement.

SECTION 2.         Amendments to the Existing Credit Agreement. Effective as of the date hereof, subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Existing Credit Agreement is hereby amended as follows:

2.1.           All notice information for Citibank Europe plc, UK Branch is hereby replaced with the following:

Citibank Europe plc, UK Branch, as Local Currency Agent

Citigroup Centre

16th Floor

Canary Wharf

London, United Kingdom

E14 5LB

Attention: Karen Hall, Sona Sharma, Amir Hussain

Email Addresses: Karen.hall@citi.com, sona.sharma@citi.com, amir.hussain@citi.com

2.2.            Each of the definitions of “Business Day”, “Current Termination Date”, “EURIBOR Base Rate”, and “Sanctioned Country” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended in its entirety as follows:

“Business Day” means a day of the year (i) on which banks are not required or authorized to close in New York City, New York or Chicago, Illinois, (ii) if the applicable Business Day relates to any EURIBOR Rate Advance, a TARGET Day or, as the case may be, on which banks and foreign exchange markets are open for business in the principal financial center for the Agreed Currency concerned, (iii) if the applicable Business Day relates to any RFR Advance, an RFR Business Day, (iv) if the applicable Business Day relates to a Japan Local Currency Advance, on which banks are generally open in Tokyo for the conduct of substantially all of their commercial lending activities and on which dealings in Japanese Yen are carried on in the Tokyo interbank market, (v) if the applicable Business Day relates to SOFR, a U.S. Government Securities Business Day, and (vi) if the applicable Business Day relates to an Advance denominated in an Agreed Currency not described in the foregoing clauses, such other day as may be designated by the Agent in its reasonable discretion and consistent with market convention for such Agreed Currency.

“Current Termination Date” means, with respect to any Bank at any time, August 31, 2028 or such later date to which the “Current Termination Date” shall then have been extended with the consent of such Bank pursuant to Section 2.16.

“EURIBOR Base Rate” means, with respect to a EURIBOR Rate Advance for the relevant Interest Period, the interest rate per annum equal to the rate determined by the Agent to be the Euro Interbank Offered Rate administered by the European Money Markets Institute (or any other Person that takes over the administration of such rate (“EURIBOR”) and displayed on the applicable Bloomberg screen (or any successor page) as of 11:00 a.m. (Brussels time), on the date that is two (2) TARGET Days preceding the first day of such Interest Period (or on the first day of such Interest Period, in the case of a Same Day Local Currency Advance), and having a maturity equal to such Interest Period; provided, that, if such rate is below zero, it will be deemed to be zero.

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Any EURIBOR Base Rate determined on the basis of the rate displayed on a Bloomberg screen (or other applicable screen) in accordance with the foregoing provisions of this subparagraph shall be subject to corrections, if any, made in such rate and displayed by Bloomberg (or other applicable service) within one hour of the time when such rate is first displayed by such service; provided, that, if such rate is below zero, it will be deemed to be zero.

“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions Laws and Regulations (at the time of this Agreement, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Kherson region of Ukraine, the Zaporizhzhia region of Ukraine, the Crimea Region of Ukraine, Cuba, Iran, North Korea and Syria).

2.3.            The definition of “Target Settlement Day” is hereby deleted from Section 1.01 of the Existing Credit Agreement.

2.4.            Section 1.01 of the Existing Credit Agreement is hereby amended to insert alphabetically therein the following new defined terms:

“T2” means the real time gross settlement system operated by the Eurosystem, or any successor system.

“TARGET Day” means any day on which T2 (or, if such payment system ceases to be operative, such other payment system, if any, determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.

2.5.            Section 5.04(b) of the Existing Credit Agreement is hereby amended in its entirety as follows:

(b)            Interest Coverage Ratio. Maintain, for CFSC and its Subsidiaries on a consolidated basis as determined in accordance with generally accepted accounting principles, a ratio of (i) profit excluding income taxes, Interest Expense and Net Gain/(Loss) From Interest Rate Derivatives to (ii) Interest Expense of not less than 1.15 to 1, as calculated at the end of each fiscal quarter, for the prior four consecutive fiscal quarter period.

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2.6.            Exhibit F-2 to the Existing Credit Agreement is hereby amended in its entirety pursuant to Annex I attached hereto and made a part hereof.

2.7.            Schedule I to the Existing Credit Agreement is hereby amended to modify the Commitments and the Revolving Credit Commitments of each of Banco Bilbao Vizcaya Argentaria, S.A. New York Branch and Westpac Banking Corporation as follows:

BANK	COMMITMENT	REVOLVING CREDIT COMMITMENT
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	$55,000,000	$55,000,000
Westpac Banking Corporation	$44,000,000	$44,000,000

SECTION 3.         Reaffirmation of CFSC Guaranty. CFSC hereby reaffirms all of its obligations under Article IX of the Amended Credit Agreement and acknowledges and agrees that such obligations remain in full force and effect and are hereby ratified, reaffirmed and confirmed.

SECTION 4.         Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date hereof (the “Amendment Effective Date”) upon the Administrative Agent’s receipt of the following:

4.1.            duly executed counterparts of this Amendment from each Borrower, the Agent, and each Bank;

4.2.            the Administrative Agent shall have received, for the account of each applicable Bank, any upfront fees to be paid by any Borrower to such Banks in connection with this Amendment;

4.3.            Certificate(s) of the Secretary or an Assistant Secretary (or the equivalents thereof) of each Borrower certifying as to: (i) the attached Certificate of Incorporation and By-laws (or the equivalents thereof) of such Borrower; (ii) the attached resolutions of the Board of Directors of such Borrower evidencing corporate authority to execute and deliver this Amendment and the other documents to be executed and delivered in connection therewith; and (iii) the names and true signatures of the officers of such Borrower authorized to sign this Amendment and the other documents to be delivered in connection therewith;

4.4.            Good standing certificates for each of Caterpillar and CFSC;

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4.5.            an opinion letter of counsel for each of Caterpillar and CFSC, given upon their express instructions, in form and substance reasonably acceptable to the Administrative Agent;

4.6.            an opinion letter of Mayer Brown LLP, counsel for the Borrowers, given upon their express instructions, in form and substance reasonably acceptable to the Administrative Agent;

4.7.            a Beneficial Ownership Certification in relation to each Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, to the extent such documentation is requested at least five (5) Business Days prior to the Amendment Effective Date; and

4.8.            Evidence of the Credit Ratings for the Borrowers in effect as of the Closing Date (with no written copies thereof being required).

SECTION 5.         Covenants, Representations and Warranties of the Borrowers.

5.1.            Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made by it in the Amended Credit Agreement and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the date hereof.

5.2.            Each Borrower hereby represents and warrants that (a) this Amendment constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditor’s rights generally and by the effect of general principles of equity and (b) on the date hereof, no Event of Default exists with respect to such Borrower and no event exists which, with the giving of notice, the lapse of time or both, would constitute an Event of Default with respect to such Borrower.

SECTION 6.         Reference to and Effect on the Existing Credit Agreement.

6.1.            Upon the effectiveness of this Amendment, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Existing Credit Agreement as amended hereby, and each reference to any such agreement in any other document, instrument or agreement executed and/or delivered in connection with such agreement shall mean and be a reference to such agreement as amended hereby. In addition, this Amendment constitutes a Loan Document.

6.2.            Except as specifically amended above, the Existing Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

6.3.            The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Existing Credit Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

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SECTION 7.         Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. A facsimile or PDF copy of any signature hereto shall have the same effect as the original of such signature. The parties may execute this Amendment using Electronic Signatures as contemplated by Section 8.11 of the Amended Credit Agreement. The execution of this Amendment by any party hereto shall be enforceable against its Affiliates party to the Loan Documents, and shall constitute each such Affiliate’s approval of this Amendment.

SECTION 8.         Governing Law; Submission to Jurisdiction; Service of Process; Waiver of Jury Trial. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York (without regard for conflict of law principles that would result in the application of any law other than the internal law of the State of New York). This Amendment shall be subject to the submission to jurisdiction and service of process provisions and requirements set forth in Section 8.08 of the Amended Credit Agreement, and the waiver of jury trial provisions and requirements set forth in Section 8.12 of the Amended Credit Agreement.

SECTION 9.         Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

The remainder of this page is intentionally blank.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or representatives thereunto duly authorized as of the date first above written.

CATERPILLAR INC.

By	/s/ Patrick McCartan
Name: Patrick McCartan
Title: Vice President and Treasurer

CATERPILLAR FINANCIAL SERVICES CORPORATION

By	/s/ Derek Jacobs
Name: Derek Jacobs
Title: Treasurer

CATERPILLAR INTERNATIONAL FINANCE DESIGNATED ACTIVITY COMPANY

By	/s/ Derek Jacobs
Name: Derek Jacobs
Title: Director

CATERPILLAR FINANCE KABUSHIKI KAISHA

By	/s/ Derek Jacobs
Name: Derek Jacobs
Title: Director

Signature Page to

Amendment No. 1 to Caterpillar Third Amended and Restated Credit Agreement (Five-Year Facility)

CITIBANK, N.A., individually and as Agent

By	/s/ Susan M. Olsen
Name: Susan M. Olsen
Title: Vice President

Signature Page to

Amendment No. 1 to Caterpillar Third Amended and Restated Credit Agreement (Five-Year Facility)

BANK OF AMERICA, N.A.

By	/s/ Brian Lukehart
Name: Brian Lukehart
Title: Managing Director

Signature Page to

Amendment No. 1 to Caterpillar Third Amended and Restated Credit Agreement (Five-Year Facility)

JPMORGAN CHASE BANK, N.A.

By	/s/ Will Price
Name: Will Price
Title: Vice President

Signature Page to

Amendment No. 1 to Caterpillar Third Amended and Restated Credit Agreement (Five-Year Facility)

BARCLAYS BANK PLC

By	/s/ Charlene Saldanha
Name: Charlene Saldanha
Title: Vice President

Signature Page to

Amendment No. 1 to Caterpillar Third Amended and Restated Credit Agreement (Five-Year Facility)

SOCIÉTÉ GÉNÉRALE

By	/s/ Kimberly Metzger
Name: Kimberly Metzger
Title: Director

Signature Page to

Amendment No. 1 to Caterpillar Third Amended and Restated Credit Agreement (Five-Year Facility)

MUFG BANK, LTD.

By	/s/ Jorge Georgalos
Name: Jorge Georgalos
Title: Authorized Signatory

Signature Page to

Amendment No. 1 to Caterpillar Third Amended and Restated Credit Agreement (Five-Year Facility)

BNP PARIBAS

By	/s/ Tony Baratta
Name: Tony Baratta
Title: Managing Director

By	/s/ Monica Tilani
Name: Monica Tilani
Title: Director

Signature Page to

Amendment No. 1 to Caterpillar Third Amended and Restated Credit Agreement (Five-Year Facility)

HSBC BANK USA, N.A.

By	/s/ Casey Klepsch
Name: Casey Klepsch
Title: Senior Vice President

Signature Page to

Amendment No. 1 to Caterpillar Third Amended and Restated Credit Agreement (Five-Year Facility)

ING BANK N.V., DUBLIN BRANCH

By	/s/ Louise Gough
Name: Louise Gough
Title: Vice President

By	/s/ Cormac Langford
Name: Cormac Langford
Title: Director

Signature Page to

Amendment No. 1 to Caterpillar Third Amended and Restated Credit Agreement (Five-Year Facility)

LLOYDS BANK PLC

By	/s/ Iain G. Brown
Name: Iain G. Brown
Title: Associate Director, Lending Execution

Signature Page to

Amendment No. 1 to Caterpillar Third Amended and Restated Credit Agreement (Five-Year Facility)

THE TORONTO-DOMINION BANK, NEW YORK BRANCH

By	/s/ David Perlman
Name: David Perlman
Title: Authorized Signatory

Signature Page to

Amendment No. 1 to Caterpillar Third Amended and Restated Credit Agreement (Five-Year Facility)

U.S. BANK NATIONAL ASSOCIATION

By	/s/ Mary Ann Hawley
Name: Mary Ann Hawley
Title: Vice President

Signature Page to

Amendment No. 1 to Caterpillar Third Amended and Restated Credit Agreement (Five-Year Facility)

THE BANK OF NOVA SCOTIA

By	/s/ Kelly Cheng
Name: Kelly Cheng
Title: Managing Director

Signature Page to

Amendment No. 1 to Caterpillar Third Amended and Restated Credit Agreement (Five-Year Facility)

THE NORTHERN TRUST COMPANY

By	/s/ Keith L. Burson
Name: Keith L. Burson
Title: Senior Vice President

Signature Page to

Amendment No. 1 to Caterpillar Third Amended and Restated Credit Agreement (Five-Year Facility)

COMMERZBANK AG, NEW YORK BRANCH

By	/s/ Jeff Sullivan
Name: Jeff Sullivan
Title: Vice President

By	/s/ Robert Sullivan
Name: Robert Sullivan
Title: Vice President

Signature Page to

Amendment No. 1 to Caterpillar Third Amended and Restated Credit Agreement (Five-Year Facility)

SUMITOMO MITSUI BANKING CORPORATION

By	/s/ Minxiao Tian
Name: Minxiao Tian
Title: Director

Signature Page to

Amendment No. 1 to Caterpillar Third Amended and Restated Credit Agreement (Five-Year Facility)

STANDARD CHARTERED BANK

By	/s/ Kristopher Tracy
Name: Kristopher Tracy
Title: Director, Financing Solutions

Signature Page to

Amendment No. 1 to Caterpillar Third Amended and Restated Credit Agreement (Five-Year Facility)

BANCO SANTANDER, S.A., NEW YORK BRANCH

By	/s/ Andres Barbosa
Name: Andres Barbosa
Title: Managing Director

By	/s/ Rita Walz-Cuccioli
Name: Rita Walz-Cuccioli
Title: Executive Director

Signature Page to

Amendment No. 1 to Caterpillar Third Amended and Restated Credit Agreement (Five-Year Facility)

WELLS FARGO BANK, NATIONAL ASSOCIATION

By	/s/ Bryan Girouard
Name: Bryan Girouard
Title: Vice President

Signature Page to

Amendment No. 1 to Caterpillar Third Amended and Restated Credit Agreement (Five-Year Facility)

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH

By	/s/ Xuan Zhang
Name: Xuan Zhang
Title: Assistant Vice President

By	/s/ Yuanyuan Peng
Name: Yuanyuan Peng
Title: Executive Director

Signature Page to

Amendment No. 1 to Caterpillar Third Amended and Restated Credit Agreement (Five-Year Facility)

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By	/s/ Wendy Tso
Name: Wendy Tso
Title: Director

Signature Page to

Amendment No. 1 to Caterpillar Third Amended and Restated Credit Agreement (Five-Year Facility)

KBC BANK N.V.

By	/s/ William Cavanaugh
Name: William Cavanaugh
Title: Director

By	/s/ Francis X. Payne
Name: Francis X. Payne
Title: Managing Director

Signature Page to

Amendment No. 1 to Caterpillar Third Amended and Restated Credit Agreement (Five-Year Facility)

CHINA CONSTRUCTION BANK CORPORATION, NEW YORK BRANCH

By	/s/ Lihua Guo
Name: Lihua Guo
Title: DGM

Signature Page to

Amendment No. 1 to Caterpillar Third Amended and Restated Credit Agreement (Five-Year Facility)

WESTPAC BANKING CORPORATION

By	/s/ Richard Yarnold
Name: Richard Yarnold
Title: Tier Two Attorney

Signature Page to

Amendment No. 1 to Caterpillar Third Amended and Restated Credit Agreement (Five-Year Facility)

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., NEW YORK BRANCH

By	/s/ Brian Crowley
Name: Brian Crowley
Title: Managing Director

By	/s/ Armen Semizian
Name: Armen Semizian
Title: Executive Director

Signature Page to

Amendment No. 1 to Caterpillar Third Amended and Restated Credit Agreement (Five-Year Facility)

THE BANK OF NEW YORK MELLON

By	/s/ Thomas J. Tarasovich, Jr.
Name: Thomas J. Tarasovich, Jr.
Title: Senior Vice President

Signature Page to

Amendment No. 1 to Caterpillar Third Amended and Restated Credit Agreement (Five-Year Facility)

ITAU UNIBANCO S.A. – MIAMI BRANCH

By	/s/ Nuno Conceicao
Name: Nuno Conceicao
Title: Authorised Signatory

By	/s/ Carina Oliveira
Name: Carina Oliveira
Title: Authorised Signatory

Signature Page to

Amendment No. 1 to Caterpillar Third Amended and Restated Credit Agreement (Five-Year Facility)

ANNEX I

to

Amendment No. 1 to Caterpillar Third Amended and Restated Credit Agreement

(Five-Year Facility)

EXHIBIT F-2

FORM OF COMPLIANCE CERTIFICATE

CATERPILLAR FINANCIAL SERVICES CORPORATION

To:	The Banks which are parties to the
Credit Agreement described below

This Compliance Certificate is furnished pursuant to that certain Third Amended and Restated Credit Agreement (Five-Year Facility), dated as of September 1, 2022, as the same may be amended, restated, supplemented or otherwise modified from time to time (the “Agreement”) among Caterpillar Inc., Caterpillar Financial Services Corporation, Caterpillar International Finance Designated Activity Company and Caterpillar Finance Kabushiki Kaisha (collectively, the “Borrowers”), the Banks party thereto, Citibank Europe plc, UK Branch, as Local Currency Agent, MUFG Bank, Ltd., as Japan Local Currency Agent, Citibank, N.A., as agent for the Banks. Capitalized terms used and not otherwise defined herein shall have the meanings attributed to such terms in the Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

1.            I am the duly elected ______________ of Caterpillar Financial Services Corporation (the “Borrower”).

2.            I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements.

3.            The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Event of Default with respect to the Borrower during or at the end of the accounting period covered by the attached financial statements or as of the date hereof.

4.            As required pursuant to Section 5.04(a) of the Agreement, the Borrower’s ratio (the “Leverage Ratio”) of CFSC Consolidated Debt to CFSC’s Consolidated Net Worth, equal to the average of the Leverage Ratios as determined on the last day of each of the six preceding calendar months, as of the end of the accounting period covered by the attached financial statements, is not greater than 10.0 to 1, as shown below.

(a)	CFSC Consolidated Debt*	$__________

(b)	CFSC’s Consolidated Net Worth*	$__________

F-2-1

(c)	Leverage Ratio (6-month moving average)	__________

(d)	Leverage Ratio (at December 31, 20__)	___________

* At end of current accounting period

5.            As required pursuant to Section 5.04(b) of the Agreement, the ratio, for CFSC and its Subsidiaries on a consolidated basis as determined in accordance with generally accepted accounting principles, of (1) profit excluding income taxes, Interest Expense and Net Gain/(Loss) From Interest Rate Derivatives to (2) Interest Expense, computed at the end of the fiscal quarter for which this Certificate is delivered, for the prior four consecutive fiscal quarter period ending on such date, is not less than 1.15 to 1, as shown below.

(a)	Profit excluding income taxes, Interest Expense and excluding Net Gain/(Loss) From Interest Rate Derivatives	$__________

(b)	Interest Expense	$__________

(c)	Ratio of profit excluding income taxes, Interest Expense and Net Gain/(Loss) From Interest Rate Derivatives to Interest Expenses (a÷b)	__________

The foregoing certifications and the financial statements delivered with this Certificate in support hereof, are made and delivered this _____ day of __________, 20__.

CATERPILLAR FINANCIAL SERVICES CORPORATION

By:
Name:
Title:

F-2-2